                                                                    CONFIDENTIAL

                 Independent Financial Advisor's Special Report
                          to Non-Management Members of
                         Board of Directors of CPI Corp.

                                     A.G. Edwards
                               INVESTMENT BANKING

                                February 4, 1999

                                Table of Contents

                                                                    A.G. Edwards
                                                              INVESTMENT BANKING

                                                                    CONFIDENTIAL

Table of Contents

                                                                        Section
                                                                        -------

Introduction .....................................................         I

Scope of Review ..................................................        II

Selected Observations and Conclusions ............................       III

                                                                      Appendices
                                                                      ----------

Engagement Letter ................................................        A

Historical Stock Price Performance ...............................        B

Analysis of Equity Research Coverage .............................        C

Average Daily Volume .............................................        D

Shareholder Profile ..............................................        E

Trading Analysis .................................................        F

Projections and Valuation Over Time ..............................        G

                                   SECTION I

                                                                    CONFIDENTIAL

                                  Introduction

A.G. Edwards' Engagement

|_| By letter agreement, dated January 21, 1999, CPI Corp. ("Company") engaged A.G. Edwards & Sons, Inc. ("A.G. Edwards") to serve as independent financial advisor to the non-management members of the Board of Directors of the Company (the "Non-Management Board"). Said agreement and the related indemnification agreement are attached hereto as Appendix A.

Scope of Engagement

|_|   A.G. Edwards was directed to perform an independent review ("Review") of
      (i) the analyses previously delivered to the Company's Board of Directors ("the Board") by the Company's financial advisor, Credit Suisse First Boston ("CS First Boston" or "Financial Advisor"), (ii) the information available to the Board in connection with its decision to conduct a controlled auction among financial buyers for the possible sale of the Company, and (iii) the protocol planned by the Board and CS First Boston to implement the foregoing.

|_| A.G. Edwards also executed a confidentiality agreement, dated January 14, 1999, with the Company.

|_| A.G. Edwards was requested to complete the Review by early February, and there were no scope limitations placed on our engagement by the Board or management.

                                   SECTION II

                                                                    CONFIDENTIAL

Scope of Review

As part of its engagement, A.G. Edwards' activities included, but were not limited to, the following:

|_| Held an organizational meeting with Nick Reding and Lee Liberman on January 14, 1999 at A.G. Edwards' executive offices. Company's counsel, Bill Wynne of White & Case in New York, was present telephonically for the meeting.

|_|   Reviewed CS First Boston's Board Presentations:

      -     Dutch Auction Self-Tender Offer (September 4, 1997)

      -     Dutch Auction Self-Tender Offer (December 4, 1997)

      -     Strategic Alternatives (May 7, 1998)

      -     Strategic Alternatives (December 1998)

      -     Strategic Alternatives (January 1999)

|_|   Reviewed the following presentation materials:

      -     July 1998 Strategic Transaction Overview

      -     PowerPoint overview presented to Sears

|_|   Reviewed the following documents and information:

      - The Company's SEC filings, including audited and unaudited financial statements

      -     Management's current 1998 estimate and ten year forecast

      - Minutes from certain Board meetings in which discussions were held relative to strategic alternatives between January 5, 1996 and December 3, 1998

      -     Annual Business Plans for 1996, 1997 and 1998

      -     Budget Variance Reports

      -     Equity research analyst reports published on the Company

|_| Held a four and one-half hour meeting in Chicago on January 27, 1999 with CS First Boston to review relevant facts and opinions.

|_| Held a three hour meeting in St. Louis on January 29, 1999 with the Company's CFO to review the Company's historical financial trends as well as past and current financial forecasts.

                                                                    CONFIDENTIAL

Scope of Review
(continued)


|_| Held a forty-five minute meeting in St. Louis on January 29, 1999 with the Company's Chief Executive Officer to review selected strategic issues.

|_| Held numerous phone conversations with Nick Reding as well as with the Company's counsel regarding this engagement.

|_| Reviewed other information, studies and analyses, as well as economic and market criteria, deemed relevant to evaluate CS First Boston's Board Presentations.

Certain Limitations

|_| In conducting its Review, A.G. Edwards has assumed accuracy and completeness in all historic financial information presented.

|_| In conducting its Review, A.G. Edwards was advised that the current forecasts were reasonably prepared on a basis that reflects the best current judgments and estimates of Company's management.

|_| A.G. Edwards has NOT issued and is NOT issuing a fairness opinion with respect to any transaction and has NOT attempted to make any independent evaluation or appraisal of the Company's assets.

|_| A.G. Edwards Review is solely for the confidential use of the Company's Board of Directors as set forth in the Engagement Letter.

                                   SECTION III

                                                                    CONFIDENTIAL

Selected Observations and Conclusions

Basis for Views

|_| A.G. Edwards has extensive investment banking experience including public underwriting and private placements of securities and has served as financial advisor on buy-side and sell-side mergers and acquisitions, valuations of securities and other related assignments. The observations, conclusions and judgments expressed herein are based on A.G. Edwards' knowledge and experience with strategic alternatives available to public companies and its understanding of services performed by financial advisors. A.G. Edwards was not engaged as an expert on the Company or the industry in which the Company competes.

Selected Observations

|_| All parties have fully cooperated with A.G. Edwards which has permitted us to meet the requested timetable.

|_| Based on our experience with mid-cap and small-cap public companies, we note the following:

      -     The Company's outside directors are experienced.

      - The Company's management is highly knowledgeable about the Company's industry and competition.

      - The Company's financial advisor and legal counsel are highly qualified.

|_| The Board appears to be very involved, with well-attended monthly meetings, and appears to be regularly briefed on its legal duties and the Company's strategic alternatives and results of operations.

|_| The Company's stock price performance has lagged the performance of market indices and its primary comparable company PCA International. (See Appendix B)

|_| The Company does not enjoy meaningful research coverage nor a meaningful trading volume. (See Appendices C and D)

|_| The Company's stock is primarily held by institutions and insiders. Several institutions hold large blocks of the Company's stock leaving a small public float. (See Appendix E)

                                                                    CONFIDENTIAL

Selected Observations and Conclusions
(continued)

Selected Observations (continued)

|_| The Company's stock is currently trading near a three-year high and 50% of the volume has traded between $17.50 and $23.50 since the beginning of 1995. (See Appendix F)

|_| The Company's management appears to have some difficulty in accurately forecasting the Company's future sales and expenses. The lack of reliable projections has impacted past valuations and may become an important issue in a sale process. (See Appendix G)

|_| The Financial Advisor's Board Presentations were professionally prepared and appear to be generally accurate.

Selected Conclusions

|_|   Based on our review, A.G. Edwards concludes:

      - During the past year, CS First Boston has reviewed the Company's strategic alternatives on multiple occasions with the Board.

      - During the past ten years, the Company's Board and management have attempted to execute most of the available strategic alternatives, including:

            |_|   status quo;

            |_|   strategic acquisitions/diversifications;

            |_| status quo with significant Dutch Auction self-tenders and stock repurchases; and

            |_|   strategic "joint venture."

                                                                    CONFIDENTIAL

Selected Observations and Conclusions
(continued)

Certain Challenges

|_| Company is primarily owned by institutional investors interested in market appreciation for their clients and beneficiaries.

|_| The current market price for the Company's common stock MAY NOT REFLECT FAIR MARKET VALUE due to:

      -     illiquid trading market with limited float and trading volume

      -     the impact of the Company's Dutch Auctions and stock repurchases

      -     limited research coverage

      -     complex financial reports

|_| Investors require public companies to enhance shareholder value, typically through internal or external growth stories, best understood by demonstrated earnings growth.

      - The Company's management has not identified any meaningful independent growth opportunities, nor is it aware of any growth opportunities associated with its relationship with Sears.

      - Neither the Company nor its Financial Advisor can identify any natural acquisition targets for the Company.

      - The Company's marketplace is generally stagnant so that increasing market share requires competitive pressure through pricing or service levels.

      - The Company's current business plan generates cash flow but no meaningful earnings.

                                                                    CONFIDENTIAL

Selected Observations and Conclusions
(continued)

Limited Strategic Alternatives

Our discussion with management and the Board's Financial Advisor suggests the following limitations on each of the alternatives:

      Strategic Action

(1)   Pure status quo

(2)   Pure status quo with portrait studios only

(3)   "Stay the course" with additional stock buy-backs

(4)   Public or private equity

      Limitations

(i) Portrait studios and Wall Decor are not interactive; limited growth opportunities; high level of institutional shareholder unrest.

(ii) Generates cash but not earnings due, in part, to technology investments, training and servicing with apparent price increases; limited growth opportunities; high level of institutional shareholder unrest.

(iii) Last Dutch Auction was undersubscribed; open market repurchases ineffective due to illiquidity and blackouts; institutional shareholders want "control premium" transaction.

(iv) Company has no need for equity, which would further increase cost of capital.

                                                                    CONFIDENTIAL

Selected Observations and Conclusions
(continued)

Limited Strategic Alternatives (continued)

       Strategic Action

(5)    Public recapitalization

(6)    Strategic acquisition

(7)    Strategic "Joint Venture"

(8)    Controlled auction to LBO funds

       Limitations

(v) While leverage would reduce cost of capital, "equity stub" may prove unacceptable to market, particularly due to compulsion on institutional shareholders who would not get "control premium."

(vi) Past transactions in photocopying, photofinishing and Wall Decor have been ineffective; commitment to Sears precludes certain other transactions; there are no identifiable acquisition targets.

(vii) Only four of six potential "partners" received initial presentation; no indications of interest possibly due to significant goodwill under purchase accounting and apparent lack of growth opportunities.

(viii) Financial buyer would exploit cash flow opportunity and would likely impose overhead and cost discipline.

                                                                    CONFIDENTIAL

Selected Observations and Conclusions
(continued)

Discussion Topics

|_|   Viability of Company as a public company.

|_|   Effectiveness of strategic alternatives.

|_| Based on our understanding of the advice of the Company's Financial Advisor and legal counsel, the CEO and Nick Reding have confirmed that:

      -     The non-management directors will supervise the auction process.

      - The Financial Advisor will coordinate the auction process with confidentiality and stand-still agreements with potential buyers.

      - The first round bidders will receive an offering memorandum containing historic data and a one year financial forecast.

      -     The second round bidders will have controlled access to:

            |_|   data room with a representative of the Financial Advisor; and

            |_| management interviews with a representative of the Financial Advisor.

      -     All reasonable steps will be taken to maximize shareholder value.

                                                                    CONFIDENTIAL

Selected Observations and Conclusions
(continued)

Discussion Topics (continued)

|_|   Certain financial buyers MAY:

      - Not offer a "control premium" substantially in excess of current market price;

      -     Have lower valuation ranges than currently expected due to:

            |_|   Sears' agreement

            |_|   technology challenges

            |_|   available assets to support lending base

      -     Not perceive the Company as an acquisition platform;

      -     Not focus on exclusivity with Sears (e.g. Jupiter/PCA
            [K-mart/Wal-Mart]);

      - Utilize "slash and burn" tactics to reduce corporate/divisional overhead and to delay/cancel technology investments in order to "harvest" cash and reduce debt;

      -     Not perceive adequate exit strategies.

Report of Independent Financial Advisor

|_| Based on, and subject to the foregoing, A.G. Edwards is pleased to advise the non-management members of the Board that, from a financial point of view, during the course of our Review:

      (1) Nothing has come to our attention which causes us to disagree with the current recommendations of CS First Boston to the Board as set forth in the December 1998 and January 1999 Board Presentation materials;

      (2) Nothing has come to our attention which causes us to believe that the Board of Directors does not have adequate financial advice on which to base a good faith business judgement for the best interests of shareholders; and

      (3) The Company has planned an appropriate sales protocol to promote competition among bidders, avoid potential conflicts with management and maximize shareholder value.

                                   Appendices

                                                                    A.G. Edwards
                                                              INVESTMENT BANKING

                                   APPENDIX A

                    [LETTERHEAD OF A.G. Edwards & Sons, Inc.]

                                                     January 21, 1999

CONFIDENTIAL

CPI Corp.
1706 Washington Avenue
St. Louis, MO 63103
Attn: Jane Nelson
      Secretary

Dear Ms. Nelson:

We understand that CPI Corp. (the "Company") is contemplating a possible merger or sale of substantially all of the Company's equity in one or more transactions (a "Transaction"). The non-management members of the Board of Directors of the Company (the "Board") have requested that A.G. Edwards & Sons, Inc. ("Edwards") perform an independent review of: the analyses previously furnished by the Company's financial advisor (the "Financial Advisor") between September 1997 and the present, the Board's decision process with respect to its decision to sell the Company, as well as the sale protocol to be undertaken by the Financial Advisor. This letter will confirm the arrangements under which the Company will retain Edwards to act as financial advisor to the non-management members of the Board.

                           The Scope of the Engagement

You have agreed to engage Edwards to provide you with independent financial advisory services. During this engagement, we will review available data concerning the history, current operation and prospects of the Company, including the Company's most recently available financial projections. In particular, Edwards will review materials prepared by the management of the Company for the Financial Advisor, materials presented by the Financial Advisor or other advisors to the Board and materials previously provided to and correspondence with prospective buyers of the Company, if any. Edwards will have the opportunity to interview the Financial Advisor and members of management. Edwards will also conduct such other analyses as it deems necessary. In its analysis, Edwards will rely on the financial statements of and other information relating to the Company and the potential acquirers (collectively, the "Information") that are provided to it by the Company or the Financial Advisor and will assume that the Information is accurate in all material respects. Edwards will not attempt to independently verify the accuracy or completeness of any of the Information, nor will it make any independent evaluation or appraisal of the assets of the Company or any potential acquirers. As part of its engagement, Edwards will not issue a fairness opinion relating to any Transaction. Additional assignments, if any, would be set forth in a separate engagement letter.

CPI Corp.
January 21, 1999
Page 2

Upon completion of our work, we will present to the Board the results of our review. The nature and scope of our investigation as well as the scope, form and substance of our analysis shall be such as we consider appropriate. It is understood that any analysis presented by Edwards during the course of participating in meetings with the Company, as well as any written materials provided by Edwards, will be solely for the confidential use of the Board and will not be reproduced, summarized, described, characterized or referred to or given to any other person for any purpose (other than as required by law) without Edwards' prior written consent (it being understood, however, that the Company may include and will consult with Edwards prior to including an accurate summary of Edwards' role and views in any shareholder disclosure document).

                             Fees Payable to Edwards

You have agreed to pay Edwards a fee (the "Fee") for this engagement of $150,000 consisting of $75,000 payable upon execution of this letter agreement and the rest of which will be due upon the delivery of our analysis. In addition you have agreed to reimburse Edwards for all of its reasonable out-of-pocket expenses which shall be billed separately, including reasonable attorney and other professional fees, travel, document procurement and computer services, and all other reasonable out-of-pocket fees.

                         The Indemnification of Edwards

You have agreed to indemnify and hold harmless Edwards pursuant to the Indemnification Agreement which is attached and incorporated into this letter.

                            Miscellaneous Provisions

This agreement may be terminated at any time by either the Company or Edwards with or without cause effective upon written notice to that effect to the other party, provided, however, that (i) any fees earned and expenses incurred prior to such termination will become immediately payable upon such notification and
(ii) all indemnification obligations shall survive such termination.

If the terms of this engagement letter as set forth are satisfactory, kindly sign the enclosed copy of this letter and return to Edwards. By signing in the space provided below, the undersigned represents that he is authorized to bind the Board and, for purposes of the Fee and the reimbursement of expenses described above, the Company, to the terms of this letter. This letter may be executed by each party in separate counterparts, each of which will be deemed an original, and all such counterparts will together constitute one and the same instrument.

CPI Corp.
January 21, 1999
Page 3

We look forward to working with you on this important assignment and appreciate very much the opportunity to be of service to CPI Corp.

Sincerely,

A.G. EDWARDS & SONS, INC.


By: /s/ Paul F. Pautler
    ---------------------------------------
    Paul F. Pautler
    Managing Director - Investment Banking


Accepted and agreed:

CPI Corp.

By: /s/ Jane E. Nelson
    ---------------------------------------

Title: Secretary
       ------------------------------------

Dated: January 21, 1999
       ------------------------------------

                                    CPI Corp.

A.G. Edwards & Sons, Inc.
One North Jefferson Avenue
St. Louis, MO 63103

Attention: Paul F. Pautler

Gentlemen:

      A.G. Edwards & Sons, Inc. ("Edwards") has been engaged by CPI Corp. ("Company") pursuant to a letter agreement of even date herewith, as the same may be amended or modified from time to time hereafter ("Engagement Letter").

      In connection with the engagement of Edwards pursuant to the Engagement Letter (the "Engagement"), the Company, its successors and assigns, will indemnify and hold harmless Edwards and each of the Other Indemnified Parties (as defined below) from and against any and all losses, claims, damages, liabilities, judgments, actions, suits or proceedings of any kind or nature (collectively, "Losses") and costs or expenses incurred by them of any kind or nature, including but not limited to all reasonable fees and expenses of their counsel and all reasonable travel and other expenses incurred by them, in connection with the investigation of, preparation for, defense or settlement of any pending or threatened claim, litigation, proceeding, appeal or other legal action (collectively, "Expenses") in connection with or arising out of or relating to the Engagement; provided, however, that the Company shall not be obligated to indemnify Edwards or the Other Indemnified Parties with respect to Losses or Expenses which are finally judicially determined, by a court of competent jurisdiction within the United States, to have resulted primarily from the gross negligence or willful misconduct of Edwards.

      As used herein, the "Other Indemnified Parties" shall mean and include each and all of the following: Edwards' affiliates, the respective, directors, officers, agents, consultants and employees of and counsel to Edwards and its affiliates, each person controlling (within the meaning of the Securities Act of 1933, as amended) Edwards or any of its affiliates, and the successors, assigns, heirs and personal representatives of any of the foregoing.

      If multiple claims are brought in arbitration in connection with or arising out of or relating to the Engagement, with respect to at least one of which indemnification is provided for in this letter, any arbitration award shall be conclusively deemed to be based on claims as to which indemnification is provided for in this letter, except to the extent the arbitration award expressly states that the award, or any portion thereof, is based solely on a claim as to which indemnification is not available.

      If the indemnification referred to in this letter should, for any reason whatsoever, be unenforceable, unavailable or otherwise insufficient to hold Edwards and the Other Indemnified Parties harmless other than because of the proviso contained in the second paragraph, then the Company shall, in lieu of indemnifying Edwards and the Other Indemnified Parties, contribute to such amount paid or payable by such indemnified party or parties for Losses and Expenses in such proportion as is appropriate (i) to reflect the relative benefits received by the Company on the one hand and Edwards and the Other Indemnified Parties on the other hand, or (ii) if the allocation on that basis is not permitted by applicable law, to reflect the relative benefits referred to in clause (i) above and also the relative fault of Edwards and the Other Indemnified Parties and the Company, as well as any other relevant equitable considerations; provided, however, that in no event shall the aggregate contribution of Edwards and the Other Indemnified Parties exceed the amount of the fee actually received by Edwards pursuant to the Engagement Letter.

      Neither Edwards nor any of the Other Indemnified Parties shall have any liability whatsoever to the Company or its affiliates, directors, officers, employees, agents or shareholders, directly or indirectly, in connection with or arising out of or related to the Engagement, except Losses incurred by the Company which are finally judicially determined, by a court of competent jurisdiction within the United Sates, to have resulted primarily from the gross negligence or willful misconduct of Edwards in fulfilling its duties under the Engagement Letter. In no event, regardless of the theory advanced, shall Edwards or the Other Indemnified Parties be liable for any consequential, indirect, incidental or special damages of any nature.

      The Company will not, without the prior written consent of Edwards, settle, compromise or consent to the entry of any judgment in any pending or threatened claim, litigation, proceeding, appeal or other action related to the Engagement unless the settlement, compromise or consent includes an express unconditional release of Edwards and the Other Indemnified Parties from all liability and obligations arising therefrom.

      The Company's obligations referred to herein shall be in addition to any rights that Edwards and the Other Indemnified Parties may otherwise have. The Company's obligations referred to herein will remain operative regardless of any termination or completion of Edwards' services.

                                   Sincerely,

                                   CPI Corp.


                                   By: /s/ Jane E. Nelson
                                       -----------------------------
                                       Secretary
                                       -----------------------------

                                       -----------------------------
                                   Date: January 21, 1999
                                         ---------------------------

                                   APPENDIX B

                                                                    CONFIDENTIAL

Historical Stock Price Performance

CPJ Corp.'s stock price has lagged market indices.

                  Indexed Price of CPI Corp and Major Indicies
                                 1/1/95 - 2/2/99

                   Indexed Prices

                 CPI Corp      Russell 2000        S&P 500 Composite
    12/31/94      100.00          100.00                  100.00
      1/6/95       93.71           99.09                  100.31
     1/13/95       90.21           99.84                  101.46
     1/20/95       87.41           99.71                  101.20
     1/27/95       81.82           99.25                  102.42
      2/3/95       82.52          100.17                  104.22
     2/10/95       81.12          101.99                  104.83
     2/17/95       82.52          101.74                  104.94
     2/24/95       80.42          102.04                  106.28
      3/3/95       87.41          102.61                  105.69
     3/10/95       81.82          102.26                  106.60
     3/17/95       85.31          102.78                  107.89
     3/24/95       86.01          103.39                  109.08
     3/31/95       88.81          104.16                  109.02
      4/7/95       88.11          103.86                  110.27
     4/13/95       93.71          105.44                  110.88
     4/21/95       96.50          104.85                  110.72
     4/28/95       93.01          106.31                  112.07
      5/5/95       97.90          106.10                  113.25
     5/12/95      102.10          107.78                  114.43
     5/19/95       99.30          108.06                  113.05
     5/26/95       98.60          108.07                  114.02
      6/2/95      100.70          108.75                  115.95
      6/9/95      107.69          109.93                  114.95
     6/16/95      108.39          112.16                  117.54
     6/23/95      106.99          113.44                  119.69
     6/30/95      106.99          113.29                  118.61
      7/7/95      106.29          115.57                  121.14
     7/14/95      116.78          117.78                  121.91
     7/21/95      121.68          116.04                  120.54
     7/28/95      118.88          119.52                  122.57
      8/4/95      110.49          119.14                  121.70
     8/11/95      107.69          119.46                  120.87
     8/18/95      103.50          121.54                  121.76
     8/25/95      103.50          121.57                  121.95
      9/1/95      116.78          122.29                  122.77
      9/8/95      116.08          125.59                  124.69
     9/15/95      117.48          125.54                  127.02
     9/22/95      116.08          124.64                  126.66
     9/29/95      123.78          123.97                  127.25
     10/6/95      118.18          120.55                  126.83
    10/13/95      113.29          120.65                  127.27
    10/20/95      109.79          120.95                  127.91
    10/27/95      102.10          117.65                  126.22
     11/3/95      111.19          120.94                  128.59
    11/10/95      109.79          121.55                  129.06
    11/17/95      111.89          121.36                  130.66
    11/24/95      113.29          120.73                  130.64
     12/1/95      118.18          123.72                  132.16
     12/8/95      116.08          124.44                  134.45
    12/15/95      114.69          123.99                  134.20
    12/22/95       94.41          124.74                  133.25
    12/29/95       89.51          126.21                  134.11
      1/5/96       87.41          124.70                  134.28
     1/12/96       85.31          121.88                  131.04
     1/19/96       83.22          121.94                  133.22
     1/26/96       81.82          124.31                  135.35
      2/2/96       81.12          126.91                  138.45
      2/9/96       83.92          128.26                  142.92
     2/16/96       84.62          128.45                  141.09
     2/23/96       83.92          130.12                  143.51
      3/1/96       84.62          129.45                  140.30
      3/8/96       81.82          127.50                  137.94
     3/15/96       83.22          129.85                  139.66
     3/22/96       88.81          131.60                  141.66
     3/29/96       89.51          132.12                  140.55
      4/4/96       89.51          133.72                  142.80
     4/12/96       88.81          132.28                  138.64
     4/19/96       83.92          135.21                  140.46
     4/26/96       94.41          138.93                  142.28
      5/3/96       93.71          138.54                  139.71
     5/10/96       97.90          140.26                  141.98
     5/17/96       98.60          144.04                  145.65
     5/24/96      100.00          145.63                  147.74
     5/31/96       91.61          144.53                  145.69
      6/7/96       90.91          143.33                  146.60
     6/14/96       93.71          141.83                  144.98
     6/21/96       91.61          137.89                  145.20
     6/28/96       92.31          138.45                  146.02
      7/5/96       93.01          135.72                  143.15
     7/12/96       88.11          129.29                  140.70
     7/19/96       85.31          128.43                  139.08
     7/26/96       77.62          125.65                  138.46
      8/2/96       78.32          129.58                  144.25
      8/9/96      102.10          130.79                  144.16
     8/16/96       98.60          131.37                  144.84
     8/23/96      104.20          132.52                  145.24
     8/30/96      102.80          133.36                  141.96
      9/6/96      103.50          133.45                  142.77
     9/13/96      104.20          136.12                  148.18
     9/20/96      105.59          136.93                  149.59
     9/27/96      104.90          138.01                  149.41
     10/4/96      109.09          139.52                  152.73
    10/11/96      118.18          138.96                  152.56
    10/18/96      110.49          138.94                  154.77
    10/25/96      106.99          136.99                  152.62
     11/1/96      106.29          135.71                  153.24
     11/8/96       98.60          137.63                  159.13
    11/15/96       97.90          138.41                  160.61
    11/22/96       96.50          139.77                  163.03
    11/29/96       95.10          141.44                  164.83
     12/6/96       94.41          142.00                  161.04
    12/13/96       93.71          141.47                  158.65
    12/20/96       97.90          142.48                  163.06
    12/27/96       92.31          143.46                  164.78
      1/3/97       94.41          144.53                  162.87
     1/10/97      102.10          146.23                  165.37
     1/17/97      100.70          146.94                  169.00
     1/24/97      102.80          147.04                  167.77
     1/31/97      103.50          147.57                  171.18
      2/7/97      105.59          146.49                  171.92
     2/14/97      104.90          147.44                  176.04
     2/21/97      108.39          146.34                  174.57
     2/28/97      102.80          143.81                  172.19
      3/7/97      102.80          145.97                  175.27
     3/14/97      100.70          144.21                  172.70
     3/21/97       97.90          140.49                  170.73
     3/27/97       94.41          139.38                  168.50
      4/4/97       97.90          136.15                  165.02
     4/11/97       96.50          135.50                  160.61
     4/18/97       94.41          136.50                  166.86
     4/25/97       89.51          134.15                  166.65
      5/2/97       95.10          141.39                  177.01
      5/9/97       94.41          144.36                  179.58
     5/16/97      104.20          145.90                  180.67
     5/23/97      106.29          150.05                  184.43
     5/30/97      104.90          152.08                  184.70
      6/6/97      104.90          154.63                  186.82
     6/13/97      105.59          156.60                  194.50
     6/20/97      105.59          157.21                  195.68
     6/27/97      115.38          156.78                  193.20
      7/3/97      116.08          158.24                  199.65
     7/11/97      123.08          160.67                  199.60
     7/18/97      120.28          162.12                  199.29
     7/25/97      115.38          163.18                  204.41
      8/1/97      112.24          165.45                  206.23
      8/8/97      112.94          165.44                  203.27
     8/15/97      120.63          163.20                  196.14
     8/22/97      131.12          166.05                  201.09
     8/29/97      132.87          169.13                  195.85
      9/5/97      140.56          172.97                  202.29
     9/12/97      143.36          175.78                  201.17
     9/19/97      146.50          178.61                  206.96
     9/26/97      140.56          179.29                  205.81
     10/3/97      152.80          183.54                  210.12
    10/10/97      138.46          185.74                  210.55
    10/17/97      140.56          179.46                  205.58
    10/24/97      146.50          178.75                  205.03
    10/31/97      145.45          173.05                  199.15
     11/7/97      139.86          173.84                  201.95
    11/14/97      111.54          171.12                  202.14
    11/21/97      105.94          173.77                  209.70
    11/28/97      104.20          171.72                  208.03
     12/5/97      105.59          174.97                  214.21
    12/12/97      120.63          168.81                  207.59
    12/19/97      121.33          167.77                  206.15
    12/26/97      125.17          168.35                  203.90
      1/2/98      126.57          174.36                  212.30
      1/9/98      122.73          164.94                  201.99
     1/16/98      125.52          170.25                  209.36
     1/23/98      127.97          169.68                  208.50
     1/30/98      134.62          171.77                  213.44
      2/6/98      133.92          177.94                  220.45
     2/13/98      136.71          181.45                  222.11
     2/20/98      137.41          181.33                  225.19
     2/27/98      134.62          184.47                  228.48
      3/6/98      132.17          185.22                  229.86
     3/13/98      136.01          187.24                  232.68
     3/20/98      136.36          189.43                  239.33
     3/27/98      137.06          190.59                  238.52
      4/3/98      141.26          194.04                  244.45
      4/9/98      146.50          191.74                  241.83
     4/17/98      147.55          194.52                  244.46
     4/24/98      148.60          191.85                  241.23
      5/1/98      134.27          193.70                  244.08
      5/8/98      146.85          191.52                  241.28
     5/15/98      142.31          188.70                  241.41
     5/22/98      140.56          184.93                  241.79
     5/29/98      143.36          182.39                  237.51
      6/5/98      147.20          181.43                  242.53
     6/12/98      144.76          176.38                  239.26
     6/19/98      141.26          175.14                  239.65
     6/26/98      135.66          179.85                  246.74
      7/2/98      144.06          183.06                  249.62
     7/10/98      146.85          183.11                  253.52
     7/17/98      148.95          184.68                  258.40
     7/24/98      147.90          175.18                  248.39
     7/31/98      139.86          167.66                  244.01
      8/7/98      141.96          166.08                  237.21
     8/14/98      137.76          160.88                  231.40
     8/21/98      134.27          158.03                  235.43
     8/28/98      116.08          143.21                  223.65
      9/4/98      106.64          138.63                  212.05
     9/11/98      106.29          141.24                  219.71
     9/18/98      127.62          145.10                  222.11
     9/25/98      129.37          147.40                  227.48
     10/2/98      127.27          139.68                  218.30
     10/9/98      114.69          127.18                  214.34
    10/16/98      129.02          136.95                  230.02
    10/23/98      132.17          146.61                  233.12
    10/30/98      128.32          151.05                  239.22
     11/6/98      122.73          159.90                  248.44
    11/13/98      119.93          155.52                  245.11
    11/20/98      118.88          157.49                  253.35
    11/27/98      120.98          160.60                  259.61
     12/4/98      120.98          159.12                  256.22
    12/11/98      123.08          157.92                  253.98
    12/18/98      122.73          158.74                  258.68
    12/24/98      145.80          161.99                  267.00
    12/31/98      148.25          168.54                  267.65
      1/8/99      150.35          172.24                  277.63
     1/15/99      150.70          170.57                  270.70
     1/22/99      150.35          168.73                  266.77
     1/29/99      147.90          170.64                  278.62
      2/1/99      147.20          170.19                  277.18

Percent           +47.2%          +70.2%                 +177.2%
Gain


                                                                    CONFIDENTIAL

Historical Stock Price Performance

CPI Corp.'s stock price has lagged its primary comp, PCA International.

          Indexed Price of CPI Corp. and Selected Comparable Companies
                                1/1/95 -- 2/2/99

                               [GRAPHIC OMITTED]


                                  CPY              PCAI                 FOTO                   CNJ
                    ---------------------------------------------------------------------------------

               Date         CPI Corp.     PCA Int'l Inc    Seattle Filmworks    Cole National Corp
                    ---------------------------------------------------------------------------------
             1/1/95          100.0000          100.0000             100.0000              100.0000
          06-Jan-95           93.7063          103.6145             102.8986               97.4026
          13-Jan-95           90.2098          100.0000             105.0725               94.8052
          20-Jan-95           87.4126           90.3614             105.7971               89.6104
          27-Jan-95           81.8182           89.1566             102.8986               96.1039
          03-Feb-95           82.5175           86.7470             100.0000               90.9091
          10-Feb-95           81.1189           89.1566             105.0725               92.2078
          17-Feb-95           82.5175           91.5663             111.2319               89.6104
          24-Feb-95           80.4196           93.9759             121.7391               89.6104
          03-Mar-95           87.4126           93.9759             124.6377               87.0130
          10-Mar-95           81.8182          103.6145             115.9420               98.7013
          17-Mar-95           85.3147          100.0000             121.7391               97.4026
          24-Mar-95           86.0140           98.7952             109.7826               96.1039
          31-Mar-95           88.8112           96.9880             126.0870               98.7013
          07-Apr-95           88.1119           93.9759             128.2609               93.5065
          13-Apr-95           93.7063           98.7952             130.4348               97.4026
          21-Apr-95           96.5035           92.7711             134.7826               97.4026
          28-Apr-95           93.0070          101.2048             143.4783               94.8052
             5/5/95           97.9021          103.6145             147.8261               98.7013
          12-May-95          102.0979          101.2048             144.5652              106.4935
          19-May-95           99.3007          100.0000             139.1304              105.1948
          26-May-95           98.6014          106.0241             138.0435              102.5974
          02-Jun-95          100.6993          107.2289             128.2609              101.2987
          09-Jun-95          107.6923          106.0241             136.9565              100.0000
          16-Jun-95          108.3916          108.4337             134.7826               94.8052
          23-Jun-95          106.9930          112.0482             152.1739              103.8961
          30-Jun-95          106.9930          113.2530             147.8261              107.7922
          07-Jul-95          106.2937          120.4819             154.3478              112.9870
          14-Jul-95          116.7832          119.2771             163.0435              118.1818
          21-Jul-95          121.6783          130.1205             167.3913              120.7792
          28-Jul-95          118.8811          130.1205             176.0869              116.8831
          04-Aug-95          110.4895          127.7109             169.5652              124.6753
          11-Aug-95          107.6923          127.7109             189.1304              128.5714
          18-Aug-95          103.4965          127.7109             199.4565              125.9740
          25-Aug-95          103.4965          127.7109             197.8261              125.9740
          01-Sep-95          116.7832          120.4819             184.7826              129.8700
             9/8/95          116.0839          126.5060             176.0869              129.8700
          15-Sep-95          117.4825          125.3012             180.4348              128.5714
          22-Sep-95          116.0839          130.1205             178.2609              129.8700
          29-Sep-95          123.7762          127.7109             191.3043              125.9740
          06-Oct-95          118.1818          125.3012             184.7826              128.5714
          13-Oct-95          113.2867          120.4819             204.3478              127.2727
          20-Oct-95          109.7902          101.2048             195.6522              133.7662
          27-Oct-95          102.0979          100.0000             173.9130              131.1688
          03-Nov-95          111.1888          100.0000             180.4348              131.1688
          10-Nov-95          109.7902           94.5783             176.0869              123.3766
          17-Nov-95          111.8881           87.9518             178.2609              124.6753
          24-Nov-95          113.2867           90.9639             176.0869              144.1559
          01-Dec-95          118.1818           93.9759             167.3913              145.4545
          08-Dec-95          116.0839           81.3253             169.5652              141.5584
          15-Dec-95          114.6853           86.7470             181.5217              129.8700
          22-Dec-95           94.4056           91.5663             180.4348              132.4675
          29-Dec-95           89.5105          106.0241             180.4348              144.1559
          05-Jan-96           87.4126          109.6386             184.7826              125.9740
            1/12/96           85.3147          106.0241             178.2609              116.8831
          19-Jan-96           83.2168           96.3855             200.0000              112.9870
          26-Jan-96           81.8182           86.7470             200.0000              114.2857
          02-Feb-96           81.1189           89.1566             204.3478              111.6883
          09-Feb-96           83.9161           91.5663             202.1739              116.8831
          16-Feb-96           84.6154           96.3855             193.4783              111.6883
          23-Feb-96           83.9161           96.3855             202.1739              111.6883
          01-Mar-96           84.6154          101.2048             230.4348              120.7792
          08-Mar-96           81.8182           93.9759             215.2174              131.1688
          15-Mar-96           83.2168          101.2048             217.3913              138.9610
          22-Mar-96           88.8112          109.6386             252.7174              140.2600
          29-Mar-96           89.5105          121.0843             254.3478              140.2600
          04-Apr-96           89.5105          118.0723             252.7174              154.5455
          12-Apr-96           88.8112          118.0723             244.5652              158.4416
          19-Apr-96           83.9161          127.7109             244.5652              175.3247
          26-Apr-96           94.4056          130.1205             268.2065              175.3247
          03-May-96           93.7063          127.7109             264.1304              183.1169
          10-May-96           97.9021          133.7349             244.5652              188.3117
            5/17/96           98.6014          158.4337             234.7826              197.4026
          24-May-96          100.0000          156.6265             238.0435              207.7922
          31-May-96           91.6084          163.8554             231.5217              210.3896
          07-Jun-96           90.9091          155.4217             241.3044              207.7922
          14-Jun-96           93.7063          156.6265             254.3478              211.6883
          21-Jun-96           91.6084          160.2410             229.8913              222.0779
          28-Jun-96           92.3077          161.4458             211.9565              207.7922
          05-Jul-96           93.0070          160.2410             239.6739              201.2987
          12-Jul-96           88.1119          165.0600             221.7391              193.5065
          19-Jul-96           85.3147          161.4458             239.6739              187.0130
          26-Jul-96           77.6224          155.4217             231.5217              175.3247
          02-Aug-96           78.3217          161.4458             238.0435              194.8052
          09-Aug-96          102.0979          161.4458             211.9565              194.8052
          16-Aug-96           98.6014          163.8554             210.3261              196.1039
          23-Aug-96          104.1958          163.8554             230.7065              194.8052
          30-Aug-96          102.7972          161.4458             242.9348              197.4026
          06-Sep-96          103.4965          160.2410             259.2391              197.4026
          13-Sep-96          104.1958          159.0361             244.5652              207.7922
            9/20/96          105.5944          163.8554             265.7609              203.8961
          27-Sep-96          104.8951          159.0361             273.9131              238.9610
          04-Oct-96          109.0909          163.8554             262.5000              257.1429
          11-Oct-96          118.1818          163.8554             257.6087              261.0390
          18-Oct-96          110.4895          159.0361             283.6956              249.3506
          25-Oct-96          106.9930          151.8072             277.1739              245.4545
          01-Nov-96          106.2937          146.9879             241.3044              250.6494
          08-Nov-96           98.6014          144.5783             251.0869              258.4416
          15-Nov-96           97.9021          149.3976             257.6087              253.2468
          22-Nov-96           96.5035          151.8072             259.2391              253.2468
          29-Nov-96           95.1049          171.0843             255.9783              272.7273
          06-Dec-96           94.4056          154.2169             267.3913              274.0260
          13-Dec-96           93.7063          151.8072             264.1304              270.1300
          20-Dec-96           97.9021          153.0121             231.5217              271.4286
          27-Dec-96           92.3077          151.8072             251.0869              266.2338
          03-Jan-97           94.4056          149.3976             244.5652              287.0130
          10-Jan-97          102.0979          149.3976             198.9131              289.6104
          17-Jan-97          100.6993          166.2651             216.0326              289.6104
            1/24/97          102.7972          168.6747             234.7826              293.5065
          31-Jan-97          103.4965          162.6506             231.5217              296.1039
          07-Feb-97          105.5944          158.4337             238.0435              289.6104
          14-Feb-97          104.8951          157.8313             244.5652              277.9221
          21-Feb-97          108.3916          159.0361             238.0435              293.5065
          28-Feb-97          102.7972          151.8072             221.7391              332.4675
          07-Mar-97          102.7972          151.8072             228.2609              355.8442
          14-Mar-97          100.6993          156.6265             216.8478              338.9610
          21-Mar-97           97.9021          156.6265             225.0000              332.4675
          27-Mar-97           94.4056          155.4217             215.2174              325.9740
          04-Apr-97           97.9021          156.6265             195.6522              327.2727
          11-Apr-97           96.5035          156.6265             205.4348              323.3766
          18-Apr-97           94.4056          149.3976             198.0978              346.7532
          25-Apr-97           89.5105          150.6024             190.7609              340.2597
          02-May-97           95.1049          155.4217             195.6522              349.3506
          09-May-97           94.4056          155.4217             225.0000              348.0519
          16-May-97          104.1958          163.8554             222.5544              345.4546
          23-May-97          106.2937          161.4458             232.3369              385.7143
            5/30/97          104.8951          173.4940             229.8913              393.5065
          06-Jun-97          104.8951          208.4337             242.1196              407.7922
          13-Jun-97          105.5944          197.5904             239.6739              427.2727
          20-Jun-97          105.5944          209.6385             242.1196              451.9481
          27-Jun-97          115.3846          200.0000             237.2283              467.5324
          03-Jul-97          116.0839          185.5422             266.5761              466.8831
          11-Jul-97          123.0769          190.3614             264.1304              467.5324
          18-Jul-97          120.2797          200.0000             273.9131              490.2597
          25-Jul-97          115.3846          216.8675             254.3478              485.0649
          01-Aug-97          112.2378          214.4578             261.6848              461.0390
          08-Aug-97          112.9371          216.8675             251.9022              467.5324
          15-Aug-97          120.6294          207.2289             234.7826              452.5974
          22-Aug-97          131.1189          216.8675             239.6739              460.3896
          29-Aug-97          132.8671          221.6868             236.0054              462.9870
          05-Sep-97          140.5594          215.6626             234.7826              454.5454
          12-Sep-97          143.3566          214.4578             222.5544              431.1689
          19-Sep-97          146.5035          231.3253             234.7826              436.3636
          26-Sep-97          140.5594          227.7108             228.6685              423.3766
            10/3/97          152.7972          243.3735             209.1033              468.8311
          10-Oct-97          138.4615          240.9639             205.4348              466.2338
          17-Oct-97          140.5594          232.5300             202.9891              464.9351
          24-Oct-97          146.5035          228.9157             198.0978              452.5974
          31-Oct-97          145.4545          236.1446             195.6522              440.2597
          07-Nov-97          139.8600          233.7349             190.7609              379.2208
          14-Nov-97          111.5385          236.1446             187.0924              363.6364
          21-Nov-97          105.9441          240.9639             188.3152              367.5325
          28-Nov-97          104.1958          238.5542             193.2065              358.4416
          05-Dec-97          105.5944          237.3494             207.8804              371.4286
          12-Dec-97          120.6294          212.0482             204.2119              359.7403
          19-Dec-97          121.3287          192.7711             217.6631              322.7273
          26-Dec-97          125.1748          202.4097             238.4511              292.2078
          02-Jan-98          126.5734          202.4097             220.1087              312.3376
          09-Jan-98          122.7273          197.5904             206.0462              295.4546
          16-Jan-98          125.5245          207.2289             210.3261              321.4286
          23-Jan-98          127.9720          214.4578             190.7609              322.0779
          30-Jan-98          134.6154          214.4578             180.9783              344.1558
             2/6/98          133.9161          209.0361             176.0869              361.0390
          13-Feb-98          136.7133          202.4097             178.5326              355.8442
          20-Feb-98          137.4126          197.5904             185.8696              345.4546
          27-Feb-98          134.6154          212.0482             185.8696              348.7013
          06-Mar-98          132.1678          216.8675             174.8641              346.7532
          13-Mar-98          136.0140          219.2771             167.5272              383.7662
          20-Mar-98          136.3636          216.8675             163.8587              370.1300
          27-Mar-98          137.0629          216.8675             163.8587              390.9091
          03-Apr-98          141.2587          215.6626             171.1956              421.4286
          09-Apr-98          146.5035          224.0964             157.7446              393.5065
          17-Apr-98          147.5524          208.4337             179.7554              390.2597
          24-Apr-98          148.6014          246.9880             190.7609              392.8571
          01-May-98          134.2657          248.1928             185.8696              383.7662
          08-May-98          146.8531          246.9880             204.2119              381.1689
          15-May-98          142.3077          246.9880             190.7609              372.0779
          22-May-98          140.5594          246.9880             167.5272              378.5714
          29-May-98          143.3566          249.3976             168.7500              403.2467
          05-Jun-98          147.2028          248.1928             165.0815              403.2467
            6/12/98          144.7552          247.5903             134.5109              374.0260
          19-Jun-98          141.2587          242.1687             135.7337              389.6104
          26-Jun-98          135.6643          240.9639             132.0652              401.2987
          02-Jul-98          144.0559          240.9639             153.4647              405.8442
          10-Jul-98          146.8531          246.9880             154.0761              390.2597
          17-Jul-98          148.9510          246.3855             134.5109              379.8700
          24-Jul-98          147.9021          248.7952             134.5109              363.6364
          31-Jul-98          139.8600          246.9880             119.8370              342.8571
          07-Aug-98          141.9581          245.7831             100.2717              310.3896
          14-Aug-98          137.7622          243.3735              97.8261              304.5454
          21-Aug-98          134.2657          238.5542              92.9348              271.4286
          28-Aug-98          116.0839          257.8313              78.2609              231.1688
          04-Sep-98          106.6434          257.8313              78.2609              206.4935
          11-Sep-98          106.2937          257.8313              73.3696              214.9351
          18-Sep-98          127.6224                                75.8152              216.8831
          25-Sep-98          129.3706                                74.5924              225.9740
          02-Oct-98          127.2727                                66.0326              210.3896
          09-Oct-98          114.6853                                61.1413              195.4545
           10/16/98          129.0210                                61.7527              208.4416
          23-Oct-98          132.1678                                73.3696              218.1818
          30-Oct-98          128.3217                                73.3696              215.5844
          06-Nov-98          122.7273                               111.2772              207.1429
          13-Nov-98          119.9301                                95.3804              194.8052
          20-Nov-98          118.8811                                68.4783              194.8052
          27-Nov-98          120.9790                                68.4783              162.9870
          04-Dec-98          120.9790                                58.6957              161.0390
          11-Dec-98          123.0769                                59.3071              161.6883
          18-Dec-98          122.7273                                91.7120              151.9480
          24-Dec-98          145.8042                               110.0544              146.7533
          31-Dec-98          148.2518                                90.4891              177.9221
          08-Jan-99          150.3497                                78.2609              155.8441
          15-Jan-99          150.6993                                73.3696              166.8831
          22-Jan-99          150.3497                                78.2609              166.8831
          29-Jan-99          147.9021                                75.8152              172.7273
          03-Feb-99          151.3986                                77.6495              166.2338

-----------------------------------------------------------------------------------------------------
Percent Gain              51.4%            157.8%              -22.4%                66.2%
-----------------------------------------------------------------------------------------------------



                                      JOS                  AGTX                AM              SPII
                    --------------------------------------------------------------------------------
                                              Applied Graphics    American
               Date         Jostens, Inc.    Technologies, Inc. Greetings Corp    S&P 500 Index
                    --------------------------------------------------------------------------------
             1/1/95              100.0000                            100.0000          100.0000
          06-Jan-95              100.0000                             99.0741           99.9872
          13-Jan-95               97.3333                            100.9259          101.1269
          20-Jan-95              101.3333                             97.2222          100.8621
          27-Jan-95               98.6667                             96.7593          101.3114
          03-Feb-95               99.3333                            103.7037          102.9917
          10-Feb-95              104.0000                            106.9444          103.9342
          17-Feb-95              112.6667                            107.8704          104.1077
          24-Feb-95              107.3333                            108.3333          105.2620
          03-Mar-95              109.3333                            109.2593          105.0538
          10-Mar-95              109.3333                            109.2593          106.2428
          17-Mar-95              110.0000                            113.6574          107.6492
          24-Mar-95              112.0000                            112.0370          109.0245
          31-Mar-95              106.0000                            110.6481          108.9825
          07-Apr-95              107.3333                            103.9352          109.6546
          13-Apr-95              103.3333                            104.6296          110.4637
          21-Apr-95              105.3333                            104.1667          110.4583
          28-Apr-95              107.3333                            100.9259          111.9176
             5/5/95              107.3333                            103.7037          112.9386
          12-May-95              110.6667                            106.0185          114.0838
          19-May-95              104.0000                            103.2407          112.8747
          26-May-95              107.3333                            104.1667          113.6966
          02-Jun-95              108.0000                            104.6296          115.1413
          09-Jun-95              107.3333                            106.5394          114.8417
          16-Jun-95              111.3333                            108.3333          117.4883
          23-Jun-95              110.6667                            107.4074          119.5266
          30-Jun-95              113.3333                            108.7963          118.6572
          07-Jul-95              115.3333                            111.1111          121.1887
          14-Jul-95              114.0000                            115.2778          122.3338
          21-Jul-95              113.3333                            111.1111          120.8197
          28-Jul-95              120.6667                            113.4259          122.7064
          04-Aug-95              122.6667                            112.0370          121.5247
          11-Aug-95              120.0000                            113.8889          120.7467
          18-Aug-95              121.3333                            112.0370          121.4151
          25-Aug-95              122.0000                            113.8889          121.1576
          01-Sep-95              123.3333                            113.4259          121.6234
             9/8/95              124.6667                            113.6574          123.6799
          15-Sep-95              122.6667                            112.5000          125.4224
          22-Sep-95              122.0000                            111.5741          125.4169
          29-Sep-95              125.3333                            112.9630          125.3895
          06-Oct-95              126.6667                            113.6574          124.6480
          13-Oct-95              127.3333                            118.5185          124.6662
          20-Oct-95              128.0000                            115.2778          125.7073
          27-Oct-95              120.6667                            117.1296          124.3429
          03-Nov-95              123.3333                            114.8148          126.6680
          10-Nov-95              121.3333                            100.0000          127.2415
          17-Nov-95              127.3333                            100.4630          128.9419
          24-Nov-95              129.3333                            100.0000          128.9310
          01-Dec-95              132.0000                            100.4630          130.0780
          08-Dec-95              132.0000                            100.4630          132.6679
          15-Dec-95              131.3333                            100.0000          132.2935
          22-Dec-95              131.3333                             99.3056          131.2195
          29-Dec-95              129.3333                            102.3148          131.7218
          05-Jan-96              125.3333                            101.8519          132.1127
            1/12/96              123.3333                             99.0741          128.7885
          19-Jan-96              116.0000                             96.2963          130.7848
          26-Jan-96              116.0000                             95.3704          133.2925
          02-Feb-96              121.3333                             99.5370          136.4267
          09-Feb-96              127.3333                            103.4722          140.5052
          16-Feb-96              120.6667                            103.2407          139.0550
          23-Feb-96              122.6667                            100.9259          141.7545
          01-Mar-96              122.6667                            102.7778          138.1984
          08-Mar-96              120.6667                            105.5556          136.6459
          15-Mar-96              122.0000                            106.0185          139.1993
          22-Mar-96              120.6667                            100.0000          140.3920
          29-Mar-96              119.3333                            102.3148          139.1390
          04-Apr-96              117.3333                            102.7778          141.5481
          12-Apr-96              115.3333                            102.7778          137.8879
          19-Apr-96              117.3333              100.0000       98.1482          139.6559
          26-Apr-96              121.3333              101.6204      102.3148          141.6924
          03-May-96              116.6667              116.6667       99.5370          139.6157
          10-May-96              118.0000              111.1111       99.5370          141.1627
            5/17/96              118.0000              103.7037      101.3889          145.4184
          24-May-96              119.3333              112.9630      101.8519          147.4530
          31-May-96              120.6667              109.2593      100.4630          145.8037
          07-Jun-96              122.0000              108.3333       98.6111          146.7608
          14-Jun-96              109.3333              115.7407       98.6111          145.0896
          21-Jun-96              106.0000              115.7407       96.7593          145.4019
          28-Jun-96              105.3333              117.5926      101.3889          145.4512
          05-Jul-96              103.3333              107.4074       94.9074          142.7864
          12-Jul-96               98.6667               85.1852       94.4444          140.0084
          19-Jul-96               94.6667              107.4074       89.8148          138.2714
          26-Jul-96               94.6667              100.9259       91.6667          137.4897
          02-Aug-96              104.0000              110.1852       90.2778          143.0166
          09-Aug-96              104.6667              105.5556       92.1296          142.9745
          16-Aug-96              103.3333              105.5556       96.2963          143.4074
          23-Aug-96              101.3333              103.7037       92.5926          143.8293
          30-Aug-96               99.3333              104.6296       95.3704          140.7079
          06-Sep-96              102.0000              107.4074       94.4444          141.6358
          13-Sep-96              105.3333              118.5185       99.5370          146.8631
            9/20/96              107.3333              116.6667      103.7037          148.7955
          27-Sep-96              108.6667              109.2593      105.3241          148.1489
          04-Oct-96              114.6667              127.7778      108.7963          151.1936
          11-Oct-96              116.0000              125.9259      110.6481          151.2429
          18-Oct-96              115.3333              123.1481      110.1852          153.3397
          25-Oct-96              116.6667              115.7407      106.4815          150.7205
          01-Nov-96              114.6667              113.8889      108.3333          150.7500
          08-Nov-96              114.6667              120.3704      111.3426          156.7277
          15-Nov-96              110.6667              126.8519      109.7222          158.2930
          22-Nov-96              114.0000              131.4815      106.4815          160.4610
          29-Nov-96              113.3333              140.7407      104.6296          161.9386
          06-Dec-96              110.6667              176.8519      102.7778          158.6217
          13-Dec-96              109.3333              183.3333       99.0741          156.6145
          20-Dec-96              118.0000              195.3704      101.3889          160.3788
          27-Dec-96              115.3333              193.5185      105.0926          162.1797
          03-Jan-97              115.3333              211.1111      104.1667          160.7770
          10-Jan-97              112.6667              193.0556      103.7037          163.5587
          17-Jan-97              112.0000              194.4444      108.3333          166.8043
            1/24/97              114.0000              199.0741      109.2593          165.2225
          31-Jan-97              110.0000              201.8519      104.8611          168.5796
          07-Feb-97              108.6667              194.4444      109.2593          168.5997
          14-Feb-97              111.3333              190.7407      111.1111          172.0918
          21-Feb-97              110.6667              199.0741      112.9630          170.7932
          28-Feb-97              114.6667              195.3704      114.8148          168.7439
          07-Mar-97              114.6667              195.3704      113.6574          170.7804
          14-Mar-97              117.3333              237.9630      116.4352          169.1896
          21-Mar-97              120.0000              229.6296      116.2037          167.1841
          27-Mar-97              120.6667              233.3333      118.0556          165.7340
          04-Apr-97              115.3333              267.5926      109.7222          162.5285
          11-Apr-97              118.0000              251.8519      110.1852          158.0647
          18-Apr-97              124.6667              240.7408      114.8148          164.8664
          25-Apr-97              127.3333              227.7778      114.3519          164.8792
          02-May-97              128.0000              212.9630      118.5185          174.3183
          09-May-97              130.0000              261.1111      116.8981          177.1600
          16-May-97              130.6667              240.7408      122.6852          178.5337
          23-May-97              130.0000              253.7037      125.4630          182.5629
            5/30/97              131.3333              244.4444      126.8519          182.7419
          06-Jun-97              134.0000              290.7408      130.0926          184.2377
          13-Jun-97              139.3333              281.4815      133.3333          191.8759
          20-Jun-97              140.0000              283.3333      136.5741          192.6522
          27-Jun-97              141.3333              268.5185      137.0370          190.6066
          03-Jul-97              142.0000              279.6296      132.8704          196.7160
          11-Jul-97              145.0000              272.2222      130.3241          197.2220
          18-Jul-97              132.3333              283.3333      126.0417          197.5215
          25-Jul-97              135.3333              292.5926      124.3056          202.2173
          01-Aug-97              136.0000              275.9259      126.8519          203.1488
          08-Aug-97              131.0000              275.9259      125.4630          201.1945
          15-Aug-97              124.0000              279.6296      130.5556          193.3134
          22-Aug-97              127.3333              288.8889      129.6296          198.5242
          29-Aug-97              128.6667              305.5556      128.7037          193.1161
          05-Sep-97              133.0000              328.7037      132.8704          199.4119
          12-Sep-97              138.0000              363.8889      130.5556          197.9343
          19-Sep-97              141.6667              396.2963      134.7222          203.0867
          26-Sep-97              141.3333              419.4445      130.3241          201.8831
            10/3/97              147.0000              432.4074      134.4907          205.6930
          10-Oct-97              136.3333              450.9259      141.2037          206.5460
          17-Oct-97              130.6667              388.8889      139.1204          200.9260
          24-Oct-97              128.0000              351.8518      139.3519          200.0621
          31-Oct-97              124.3333              396.2963      128.4722          194.6174
          07-Nov-97              126.0000              374.0741      132.4074          197.3535
          14-Nov-97              125.3333              355.5556      134.4907          198.5626
          21-Nov-97              127.3333              349.0741      136.1111          205.3076
          28-Nov-97              128.0000              344.4444      136.1111          203.4703
          05-Dec-97              127.3333              391.6667      138.8889          208.2281
          12-Dec-97              125.6667              382.4074      135.6481          201.3187
          19-Dec-97              119.0000              333.3333      134.9537          199.7406
          26-Dec-97              120.3333              347.2222      137.5000          197.7370
          02-Jan-98              123.6667              385.1852      142.3611          206.0456
          09-Jan-98              121.6667              344.4444      142.8241          196.7818
          16-Jan-98              122.3333              376.3889      151.8519          204.2739
          23-Jan-98              118.6667              368.9815      155.3241          204.5241
          30-Jan-98              120.3333              396.2963      160.4167          209.2600
             2/6/98              132.0000              375.9259      164.1204          215.6326
          13-Feb-98              128.3333              371.2963      159.2593          217.1796
          20-Feb-98              124.3333              443.5185      164.8148          220.0654
          27-Feb-98              125.3333              437.9630      168.9815          223.5192
          06-Mar-98              127.3333              427.7778      172.4537          224.6407
          13-Mar-98              127.6667              405.5555      175.2315          226.8452
          20-Mar-98              129.0000              388.8889      178.2407          232.4323
          27-Mar-98              126.0000              374.0741      173.6111          232.6770
          03-Apr-98              127.3333              396.2963      177.0833          238.5947
          09-Apr-98              127.0000              383.3333      178.4722          234.4980
          17-Apr-98              123.6667              374.0741      176.3889          237.0806
          24-Apr-98              126.3333              370.3704      175.2315          235.4277
          01-May-98              128.3333              359.2592      173.6111          238.2696
          08-May-98              127.0000              351.3889      171.2963          236.6532
          15-May-98              139.3333              363.8889      178.2407          236.4633
          22-May-98              137.3333              362.9630      179.6296          236.4925
          29-May-98              134.6667              357.4074      175.9259          232.4250
          05-Jun-98              135.6667              343.5185      181.2500          237.3546
            6/12/98              130.0000              315.5092      178.7037          233.6706
          19-Jun-98              133.3333              356.4815      178.4722          234.6076
          26-Jun-98              130.3333              329.6296      185.1852          241.8239
          02-Jul-98              132.0000              332.4074      188.6574          243.5645
          10-Jul-98              136.3333              396.2963      194.2130          246.4320
          17-Jul-98              135.6667              407.8704      192.1296          252.1543
          24-Jul-98              120.0000              372.4537      171.7593          243.4348
          31-Jul-98              120.3333              382.4074      171.0648          238.7883
          07-Aug-98              121.6667              274.0741      168.9815          233.3930
          14-Aug-98              120.6667              259.2592      157.4074          228.7812
          21-Aug-98              117.0000              221.2963      151.6204          233.8971
          28-Aug-98              109.0000              169.4444      139.3519          223.2690
          04-Sep-98              104.3333              160.6481      132.1759          212.9148
          11-Sep-98              110.0000              170.3704      145.3704          220.4015
          18-Sep-98              111.0000              137.9630      147.9167          221.5558
          25-Sep-98              112.3333               94.9074      148.1481          227.6800
          02-Oct-98              110.3333               88.8889      150.6944          218.2554
          09-Oct-98              104.6667               77.7778      151.6204          215.1267
           10/16/98              109.0000               58.3333      161.5741          229.4132
          23-Oct-98              111.0000               62.0370      149.7685          233.1100
          30-Oct-98              120.3333               88.4259      148.6111          239.2100
          06-Nov-98              124.6667              114.8148      155.3241          248.2585
          13-Nov-98              121.0000              102.7778      154.3981          245.8658
          20-Nov-98              123.3333               99.0741      154.8611          253.6227
          27-Nov-98              124.6667              100.0000      158.3333          259.5989
          04-Dec-98              131.0000               98.1482      155.7870          256.4209
          11-Dec-98              131.6667              100.9259      150.9259          256.4300
          18-Dec-98              129.0000               93.5185      149.7685          259.5276
          24-Dec-98              136.6667              105.5556      151.3889          268.7640
          31-Dec-98              139.6667              122.2222      152.0833          270.1613
          08-Jan-99              137.3333              121.2963      162.7315          278.9648
          15-Jan-99              132.3333              112.9630      157.4074          273.4032
          22-Jan-99              131.0000              108.3333      144.9074          270.1357
          29-Jan-99              122.6667              106.4815      146.2963          283.4012
          03-Feb-99              118.3333              108.3333      142.1296          280.2524

----------------------------------------------------------------------------------------------------
Percent Gain                  18.3%               8.3%             42.1%            180.3%
----------------------------------------------------------------------------------------------------


Source: FactSet (weekly)

                                   APPENDIX C

                                                                    CONFIDENTIAL

Analysis of Equity Research Coverage

CPI Corp. does not enjoy meaningful research coverage by Wall Street analysts.

   [The following table was depicted as a bar graph in the printed materials.]

                                  Number of Current              Consensus
Company Name                    Year EPS Estimates (a)       Recommendations (b)
------------                    ----------------------       -------------------

Cole National                             5                          2.8

Applied Graphics                          4                          1.8

American Greetings                        4                          2.0

Seattle FilmWorks                         3                          2.0

Jostens                                   2                          2.0

CPI Corp                                  1                          2.0

----------
(a)   Source: First Call
      Only includes analysts who have published FY1999 estimates.
(b)   Source: Dow Jones as of 2/2/99
      Average analysts' recommendations on the following scale:
          1.0 - 2.4 = Buy
          2.5 - 3.4 = Hold
          3.5 - 5.0 = Sell

                                                                    CONFIDENTIAL

Analysis of Equity Research Coverage
Estimated vs. Actual EPS ($)
12/96 - 12/98

The Company's stock price has not appeared to reflect research earnings estimates and the Company's earnings announcements.

                                [GRAPHIC OMITTED]


                          Estimated/Actual EPS
       -----------------------------------------------------------      Closing
         Fiscal 1996    Fiscal 1997   Fiscal 1998    Fiscal 1999          Price
 12/96          0.81           1.32                                      16.750
 01/97          0.81           1.32                                      18.500
 02/97          0.77*          1.25                                      18.375
 03/97                         1.25                                      16.875
 04/97                         1.25                                      16.125
 05/97                         1.22          1.40                        18.750
 06/97                         1.17          1.63                        21.000
 07/97                         1.14          1.63                        20.375
 08/97                         1.25          1.67                        23.750
 09/97                         1.25          1.67                        25.500
 10/97                         1.31          1.77                        26.000
 11/97                         1.20          1.68                        18.625
 12/97                         1.13          1.60                        22.625
 01/98                         1.13          1.61                        24.063
 02/98                         1.09*         1.57                        24.063
 03/98                                       1.57                        25.313
 04/98                                       1.59                        25.938
 05/98                                       1.59                        25.625
 06/98                                       1.86                        23.813
 07/98                                       1.96           2.15         25.000
 08/98                                       1.86           1.99         20.125
 09/98                                       1.86           1.99         23.688
 10/98                                       1.86           1.99         22.938
 11/98                                       1.86           1.99         21.375
 12/98                                       1.95           2.04         26.500
 01/99                                       1.95           2.04         27.125


* Actual EPS boxed above at end of time-series of estimates for Fiscal 1996 and Fiscal 1997.

                                   APPENDIX D

                                                                    CONFIDENTIAL

Average Daily Volume
1/97 - 1/99

The Company has not enjoyed a significant trading volume in its stock.

                                [GRAPHIC OMITTED]

Trading Analysis: Average Daily Volume

                    Average Daily
                           Volume

12/96                   28,642.86
01/97                   22,345.46
02/97                   19,010.53
03/97                   23,025.00
04/97                   28,122.73
05/97                   22,733.33
06/97                   20,752.38
07/97                   30,600.00
08/97                   41,300.00
09/97                   19,200.00
10/97                   61,391.31
11/97                   58,105.26
12/97                   80,345.45
01/98                   22,175.00
02/98                   14,778.95
03/98                   15,940.91
04/98                   44,380.95
05/98                   13,250.00
06/98                   15,300.00
07/98                   15,790.91
08/98                   18,000.00
09/98                   17,619.05
10/98                   14,859.09
11/98                   10,530.00
12/98                   24,204.54
01/99                   17,368.75

                                   APPENDIX E

                                                                    CONFIDENTIAL

Shareholder Profile

================================================================================
Institutions (a)                                        Shrs. Held    % of Total
----------------                                        ----------    ----------

First Union Corporation                                   487,850        4.96%
Timucuan Asset Management                                 438,225        4.46%
Barclays Bank PLC                                         266,931        2.72%
California Public Employee Retirement                     230,600        2.35%
Rosenberg Institutional Equity Mgmt.                      190,700        1.94%
UMB Bank                                                  185,100        1.88%
Manley Fuller Asset Management                            153,975        1.57%
Wachovia Corporation                                      150,900        1.54%
Westpeak Investment Advisors                              143,300        1.46%
LSV Asset Management                                      135,240        1.38%
All Other                                               1,568,708       15.96%
                                                        ---------       -----

All Institutions                                        3,951,529       40.20%

5% Beneficial Owners (b)                               Shrs. Held     % of Total
------------------------                               ----------     ----------

New South Capital Management                            1,205,469       12.26%
First Pacific Advisors                                  1,095,650       11.15%
Ryback Management Corp.                                   800,000        8.14%
Dimensial Fund Advisors                                   494,400        5.03%
                                                        ---------       -----

Total 5% Beneficial Holdings                            3,595,519       36.58%

Directors and Officers (c)    Title                    Shrs. Held     % of Total
--------------------------    -----                    ----------     ----------

Alyn V. Essman                CEO, Chairman               625,115        6.36%
Russell Isaak                 President                   300,943        3.06%
Patrick J. Morris             Sr. Exec. VP                153,049        1.56%
Barry C. Arthur               CFO                          54,904        0.56%
Milford Bohm                  Director                     30,000        0.31%
Fran Scheper                  Exective VP - HR              9,251        0.09%
Nicholas Reding               Director                      1,200        0.01%
Mary Ann Krey                 Director                      1,000        0.01%
Robert Virgil                 Director                        600        0.01%
Martin Sneider                Director                        500        0.01%
Lee Liberman                  Director                        400        0.00%
                                                        ---------       -----
Total Directors & Officers Holdings                     1,176,962       11.97%

--------------------------------------------------------------------------------
Summary
-------

Insider Holdings
 Directors and Officers as a Group                      1,176,962          12.0%
 5% Beneficial Owners                                   3,595,519          36.6%
                                                        ---------         -----
                                                        4,772,481          48.6%

Public Holdings
 Institutional                                          3,951,529          40.2%
 Retail and Other                                       1,105,719          11.2%
                                                        ---------         -----
                                                        5,057,248          51.4%

Total Shares Outstanding (d)                            9,829,729         100.0%
================================================================================

(a)   Source: CDA Spectrum; excludes 5% beneficial owners.
(b)   Source: CDA Spectrum.
(c)   Source: Proxy Statement dated May 8, 1998.
(d)   Source: Form 10-Q dated November 14, 1998.

                                                                    CONFIDENTIAL

Shareholder Profile
Composition of Ownership 12/31/96 vs. 9/30/98

================================================================================
                                                                   TOP 20 OWNERS
Owner Name                                                            9/30/98
----------                                                            -------

NEWSOUTH CAPITAL MGMT.                                              1,205,469
FIRST PACIFIC ADVISORS                                              1,095,650
RYBACK MANAGEMENT CORP                                                800,000
First Union Corporation                                               487,850
Timucuan Asset Mgmt Inc                                               438,225
BARCLAYS BANK PLC                                                     266,931
CALIF PUBLIC EMP RET SYS                                              230,600
Rosenberg Inst. Eq. Mgmt                                              190,700
UMB BANK N A                                                          185,100
Manley Fuller Asset Mgmt                                              153,975
Westpeak Invt Advisors                                                143,300
Lsv Asset Management                                                  135,240
COLLEGE RETIRE EQUITIES                                               120,215
BANKERS TRUST N Y CORP                                                116,798
Travelers Inc                                                         116,495
Vanguard Group Inc                                                    110,700
Mellon Bank Corporation                                                85,815
Prudential Ins Co/amer                                                 81,700
American Express Finl                                                  75,164
Calif State Teachers Ret                                               65,298

                                                                   TOP 20 OWNERS
Owner Name                                                           12/31/96
----------                                                           --------

NEWSOUTH CAPITAL MGMT.                                              1,312,187
FIRST PACIFIC ADVISORS                                              1,242,850
RYBACK MANAGEMENT CORP                                                956,100
Fidelity Mgmt & Res Corp                                              694,100
Dimensional Fund Advs.                                                476,800
CALIF PUBLIC EMP RET SYS                                              455,600
BARCLAYS BANK PLC                                                     366,964
Baupost Group Inc                                                     284,769
BANKERS TRUST N Y CORP                                                244,484
Texas Teacher Retirm Sys                                              200,000
COLLEGE RETIRE EQUITIES                                               198,187
UMB BANK N A                                                          168,050
Academy Capital Mgmt Inc                                              157,892
Wachovia Corporation                                                  140,125
Brinson Partners Inc                                                  139,000
Soros Fund Management Co                                              132,000
W T G & Co LP                                                         106,507
Mercantile Banc/missouri                                               85,378
Peregrine Capital Mgmt                                                 84,000
Wilshire Assoc Inc                                                     82,000

----------
Source: CDA Spectrum
(a)   Total represents those institutions that reported in that quarter.
(b)   Source: CPI Proxy statements.
(c)   Companies that appear on both lists are bolded.

                                   APPENDIX F

                                                                    CONFIDENTIAL

Trading Analysis
1996-1999

====================================================================================================================
                                                                 1996                 1997                1998
                                                         ===================  ===================  =================
                             Price Per Share                 Volume        %     Volume         %    Volume        %
                      -------------------------------    -------------------  -------------------  -----------------
                      Greater Than             28.000
                              27.500           28.000
                              27.000           27.500                            256,700  100.00%   163,700  100.00%
                              26.500           27.000                            120,600   97.17%   530,500   96.57%
--------------------------------------------------------------------------------------------------------------------
Current price range:          26.000           26.500                            264,100   95.84%   548,900   85.46%
--------------------------------------------------------------------------------------------------------------------
                              25.500           26.000                            335,300   92.93%   352,800   73.96%
                              25.000           25.500                            643,700   89.23%   202,000   66.57%
                              24.500           25.000                            404,300   82.14%   407,900   62.34%
                              24.000           24 500                             96,200   77.68%   551,800   53.80%
                              23.500           24.000                            103,500   76.62%   299,300   42.24%
                              23.000           23.500                            146,300   75.48%   196,200   35.97%
                              22.500           23.000                            153,500   73.87%   295,200   31.86%
                              22.000           22.500                            104,400   72.18%   157,000   25.67%
                              21.500           22.000                            689,500   71.03%   272,500   22.39%
                              21.000           21.500       231,100  100.00%   1,009,700   63.43%   333,900   16.68%
                              20.500           21.000       596,100   98.07%     198,300   52.30%   131,300    9.68%
                              20.000           20.500       241,000   93.08%     672,500   50.11%    66,600    6.93%
                              19.500           20.000        98,100   91.06%     231,800   42.70%    68,800    5.54%
                              19.000           19.500     1,037,700   90.24%     400,100   40.14%    29,900    4.10%
                              18.500           19.000     1,224,200   81.55%     801,600   35.73%   165,700    3.47%
                              18.000           18.500       457,500   71.31%     683,900   26.90%
                              17.500           18.000       449,500   67.48%     638,100   19.36%
                              17.000           17.500       809,000   63.71%     693,300   12.33%
                              16.500           17.000     1,654,200   56.94%     238,900    4.69%
                              16.000           16.500       818,600   43.10%     126,400    2.05%
                              15.500           16.000     1,481,500   36.24%      59,800    0.66%
                              15.000           15 500       961,400   23 84%
                              14.500           15.000     1,524,000   15.80%
                              14.000           14.500       352,500    3.04%
                              13.500           14.000        10,700    0.09%
                              13.000           13.500
                            Less Than          13.000
                                                        -----------           ----------         ----------
                      Total Shares for Period            11,947,100            9,072,500          4,774,000
                      Cumulative % of Total Traded                    45.71%               34.71%             18.27%
                      % Traded of Current Shares Out. (a)             85.86%               77.36%             48.07%
                      Wtd. Average Share Price               $17.07               $20.98             $24.03

===============================================================================================
                                                                1999 (a)         1996-1999 (a)
                                                           ================  ==================
                             Price Per Share                Volume        %    Volume         %
                      -------------------------------      ----------------  ------------------
                      Greater Than             28.000
                              27.500           28.000
                              27.000           27.500       11,400  100.00%    431,800  100.00%
                              26.500           27.000      308,300   96.66%    959,400   98.35%
-----------------------------------------------------------------------------------------------
Current price range:          26.000           26.500       21,200    6.22%    834,200   94.68%
-----------------------------------------------------------------------------------------------
                              25.500           26.000                          688,100   91.48%
                              25.000           25.500                          845,700   88.85%
                              24.500           25.000                          812,200   85.62%
                              24.000           24 500                          648,000   82.51%
                              23.500           24.000                          402,800   80.03%
                              23.000           23.500                          342,500   78.49%
                              22.500           23.000                          448,700   77.18%
                              22.000           22.500                          261,400   75.46%
                              21.500           22.000                          962,000   74.46%
                              21.000           21.500                        1,574,700   70.78%
                              20.500           21.000                          925,700   64.75%
                              20.000           20.500                          980,100   61.21%
                              19.500           20.000                          398,700   57.46%
                              19.000           19.500                        1,467,700   55.94%
                              18.500           19.000                        2,191,500   50.32%
                              18.000           18.500                        1,141,400   41.93%
                              17.500           18.000                        1,087,600   37.57%
                              17.000           17.500                        1,502,300   33.41%
                              16.500           17.000                        1,893,100   27.66%
                              16.000           16.500                          945,000   20.41%
                              15.500           16.000                        1,541,300   16.80%
                              15.000           15 500                          961,400   10.90%
                              14.500           15.000                        1,524,000    7.22%
                              14.000           14.500                          352,500    1.39%
                              13.500           14.000                           10,700    0.04%
                              13.000           13.500
                            Less Than          13.000
                                                          --------         -----------
                      Total Shares for Period              340,900          26,134,500
                      Cumulative % of Total Traded                    1.30%             100.00%
                      % Traded of Current Shares Out. (a)             3.43%             263.17%
                      Wtd. Average Share Price              $26.74              $19.83

----------
(a)   Thru February 2, 1999.
(b)   Based on 13,914,244, 11,727,040, 9,930,827, and 9,930,827 shares outstanding in 1996, 1997, 1998, and 1999 respectively.

                                                                    CONFIDENTIAL

Trading Analysis
1/95 - 2/99

                                1/1/95 - 2/2/99

                               [GRAPHIC OMITTED]

1/1/95 - 2/2/99

      Price                 Volume           % Volume
$13.00 - $14.50            585,900              33.4% between $13.00 and $17.50
$14.50 - $16.00          5,464,500
$16.00 - $17.50          5,244,500
                                   -------------------
$17.50 - $19.00          6,170,100              49.9% between $17.50 and $23.50
$19.00 - $20.50          4,500,500
$20.50 - $22.00          5,183,300
$22.00 - $23.50          1,052,600
                                   -------------------
$23.50 - $25.00          1,863,000              16.7% between $23.50 and $28.00
$25.00 - $26.50          2,379,900
$26.50 - $28.00          1,420,600

                                   APPENDIX G

                                                                    CONFIDENTIAL

Projections and Valuation Over Time

===================================================================================================================
                        September 4, 1997       December 4, 1997           May 7, 1998             July 1998
                      --------------------    --------------------   ----------------------  ----------------------
Portrait Studios      1998    1999    2000    1998    1999    2000    1998    1999    2000    1998    1999    2000
Base Case
---------
Sales                                                                $306.2  $323.4  $341.1  $306.2  $323.4  $341.1
EBITDA                                                                 59.8    69.5    79.1    60.2    68.7    79.5
Capex                                                                  27.0    12.0    12.4    22.0    19.2    19.5

Optimistic Case
---------------
Sales               $324.8  $341.1  $354.7  $314.2  $329.9  $343.1
EBITDA                76.2    85.3    90.1    70.2    79.0    83.6
Capex                 29.6    24.3    15.5    29.6    24.3    15.5

Downside Case
-------------
Sales               $312.6  $315.8  $318.9  $302.4  $305.4  $308.4
EBITDA                68.0    67.9    64.1    61.9    62.0    61.6
Capex                 29.6    20.3    11.5    29.6    20.3    11.5

==================================================================
                        December 1998            January 1999
                    ----------------------  ----------------------
Portrait Studios     1998    1999    2000    1998    1999    2000
Base Case                                          Case IA
---------                                   ----------------------
Sales               $316.3  $334.0  $352.3  $316.3  $334.0  $352.3
EBITDA                60.8    66.7    77.0    58.6    66.3    76.1
Capex                 16.0    18.7    33.0    16.0    18.7    33.0

Optimistic Case                                    Case IIA
---------------                             ----------------------
Sales                                       $316.3  $334.0  $352.3
EBITDA                                        58.6    67.6    81.2
Capex                                         16.0    16.1    13.4

Downside Case
-------------
Sales
EBITDA
Capex

                        September 4, 1997       December 4, 1997           May 7, 1998             July 1998
                      --------------------    --------------------    --------------------    --------------------
                      1998    1999    2000    1998    1999    2000    1998    1999    2000    1998    1999    2000
Enterprise Valuation
--------------------
DCF                                                                   $380   -   $460
Comps                                                                  250   -    300
Transactions                                                           300   -    400
LBO                                                                    320   -    360



DCF
Comps
Transactions
LBO

                        December 1998(a)         January 1999(a)
                      --------------------    --------------------
                      1998    1999    2000    1998    1999    2000
Enterprise Valuation                                Case IA
--------------------                         ----------------------
DCF                   $322   -   $382         $332   -   $392
Comps                  207   -    257          232   -    282
Transactions           307   -    407          307   -    407
LBO                    332   -    357          332   -    382

                                                    Case IIA
                                             ----------------------
DCF                                           $357   -   $417
Comps                                          257   -    307
Transactions                                   332   -    432
LBO                                            332   -    407

----------
(a) The valuations in December 1998 and January 1999 included $32 million in assumed sale proceeds from the anticipated sale of the Wall Decor business.